[Bar code - 4th Registry of Deeds and Documents of Rio de Janeiro 953263. Fees: 821.62/Distrib.: 15.65/Law 111/06: 41.0. M/A: 11.49/FETJ: 164.17/LAW6281: 32.83. Law 4,664/05 41.03/Total Fees (R$) 1127. PARAMETER: Copies: 2/ Name(s): 2 / Page 7. Strat Proc: N / Annotation: W/Dilig.]

[Civil Registry of Deeds and Documents of Legal Entities: Protocol No. TD 013030
Av. 1. LV. A-6, Reg. No. 8014, [illegible] Addendum.
Paulo de Faria. January 29, 2014 [sgd]
Luis Henrique Soares Ribeiro, Deputy Clerk
To Notary Office: 8,140.24
To the State: 2,313.55
To IPESP: 1,713.73
Civil Reg.: 428.44
Court of Justice: 428.44
Conduction/Others: 0.00
Total: 13,024.40]

[Stamps from the Civil Registry Office of Real Properties, Deeds and Documents with protocol number 13,030 – Civil Registry of Legal Entities of Paulo de Faria]

[Stamp from the 4th Registry of Deeds and Documents of Rio de Janeiro [sgd] Marcelino Silva - 93680]

[Stamp and initials from Otávia Souza Ribeiro, Attorney, BNDES]

BNDES

1st AMENDMENT TO CREDIT FACILITY AGREEMENT No. 12.2.1449.1 OF FEBRUARY 14, 2013, EXECUTED BETWEEN BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES AND SOLAZYME BUNGE PRODUTOS RENOVÁVEIS LTDA., AS STATED BELOW:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES (the NATIONAL ECONOMIC AND SOCIAL DEVELOPMENT BANK), herein referred to simply as BNDES, a federal public company with principal place of business in Brasília, Federal District, and services in this City, at Avenida República do Chile No. 100, enrolled in the National Register of Legal Entities (CNPJ) under No. 33.657.248/0001-89, by its representatives signed below;

And

SOLAZYME BUNGE PRODUTOS RENOVÁVEIS LTDA., hereinafter referred to as the BENEFICIARY, a limited liability company with principal place of business in Orindiúva, State of São Paulo, at Fazenda Moema s/nº, Zona Rural, CEP 15480-000, enrolled in the CNPJ under No. 13.190.609/0001-12, by its representatives signed below;

NOW, THEREFORE, the parties have mutually agreed to amend Credit Facility Agreement No. 12.2.1449.1, hereinafter simply referred to as AGREEMENT, entered into between BNDES and the BENEFICIARY on February 14, 2013, registered under No. 932550 on March 12, 2013, at the 4th Registry of Deeds and Documents of the City of Rio de Janeiro – RJ and under No. 12.859, on April 18, 2013 at the Official Registry of Deeds and Documents and Civil Registry of Legal Entities of the Judicial District of Paulo de Faria – SP, of which this instrument shall become an integral part, for all legal purposes and effects, based on the following clauses:

CLAUSE ONE
AMENDMENT OF ITEMS I, II and III OF CLAUSE ONE OF THE AGREEMENT

The parties agree to transfer the amount of R$ 32,751,000.00 of Subcredit “B” to Subcredits “A” and “C,” with the amount of R$ 28,985,000.00 to Subcredit “A” and the amount of R$ 3,766,000.00 to Subcredit “C”,

Sole Paragraph
As a result of the agreement in Clause One of this Amendment, the parties agree to amend items I, II and III of Clause One of the AGREEMENT, which shall become effective with the following wording:

“CLAUSE ONE

NATURE, VALUE AND PURPOSE OF THE AGREEMENT

BNDES hereby opens to the BENEFICIARY a credit facility in the amount of two hundred and forty-five million, six hundred and ninety-nine thousand Reais (R$ 245,699,000.00), divided into four (04) subcredits, as follows:

I – Subcredit “A”: one hundred and fifty-five million, three hundred and twenty-one thousand Reais (R$ 155,321,000.00), to the account of common resources, which are composed, among other sources, of resources from the Worker’s Aid Fund (FAT), and of resources originating from FAT – Special Deposits, the allocation of which must comply with the laws and regulations applicable to each of the mentioned sources, observing the system established for the BNDES Program for Investment Support – BNDES PSI, subject matter of Resolution No. 2.374/2012-BNDES of December 18, 2012, pursuant to the federal laws and regulations in force, as well as the regulations issued by the National Monetary Council and the State Minister of Finance, with due regard for the provisions in Paragraph Three of Clause Two;

II – Subcredit “B”: fifty million, two hundred thousand Reais (R$ 50,200,000.00) to the account of common resources, which are composed, among other sources, of resources from the Worker’s Aid Fund (FAT), and of resources originating from FAT – Special Deposits, the allocation of which must comply with the laws and regulations applicable to each of the mentioned sources, observing the system established for the BNDES Program for Investment Support – BNDES PSI, subject matter of Resolution No. 2.374/2012-BNDES of December 18,

2012, pursuant to the federal laws and regulations in force, as well as the regulations issued by the National Monetary Council and the State Minister of Finance, with due regard for the provisions in Paragraph Three of Clause Two;

III – Subcredit “C”: thirty-eight million, nine hundred and fifty-six thousand Reais (R$ 38,956,000.00), to the account of common resources, which are composed, among other sources, of resources from the Worker’s Aid Fund (FAT), and of resources originating from FAT – Special Deposits, the allocation of which must comply with the laws and regulations applicable to each of the mentioned sources, with due regard for the provisions in Paragraph Two of Clause Two;

(…)”

CLAUSE SIX
RATIFICATION

All of the Clauses and Conditions of the AGREEMENT that do not conflict with the provisions of this Amendment are hereby ratified by the parties hereto, maintaining the guarantees agreed upon in the referred Agreement, and this instrument shall not constitute novation.

CLAUSE SEVEN
REGISTRATION

The BENEFICIARY is required to proceed with the annotation of this 1st Amendment to Credit Facility Agreement No. 12.2.1449.1 on the margin of the registration filed under No. 932250 at the 4th Registry of Deeds and Documents of the City of Rio de Janeiro – RJ and under registration No. 12.859 at the Official Registry of Deeds and Documents and Civil Registry of Legal Entities of the Judicial District of Paulo de Faria – SP mentioned in the preamble of this instrument, and BNDES reserves the right to consider the AGREEMENT to be terminated in advance if such annotations are not confirmed thereto within a term of sixty (60) days counted as of this date.

The pages of this instrument are initialed by Otávia Souza Ribeiro, attorney of BNDES, upon authorization by the legal representatives that sign it.

IN WITNESS WHEREOF, the parties sign this instrument in two (2) counterparts of identical content and to one sole effect, in the presence of the undersigned witnesses.

Rio de Janeiro, January 16, 2014.

Signature page of Addendum No. 1 to Credit Facility Agreement No. 12.2.1449.1, entered into between BNDES and Solazyme Bunge Produtos Renováveis Ltda.

By BNDES:

[signature]        [signature]
________________________________________________________________________
BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES
Gabriel Lourenço Gomes                Rodrigo Matos Huet de Bacellar
Head of Department                    Superintendent
[illegible]                        Area of Basic Inputs

By BENEFICIARY:

[signature]        [signature]
________________________________    _______________________________
SOLAZYME BUNGE PRODUTOS RENOVÁVEIS LTDA.
Hildo Francisco Henz                    Erico Tavares Lopes
CPF: 296.367.870-34                    CPF: 902.227.689-91
General Director                    Financial Administrative Director

WITNESSES:

[signature]    [signature]
________________________________    _______________________________
Name: Danilo R. Tucciarelli    Name: Alexandra Pereira da Motta
Identity Card: 15.913.741    Identity Card: 10.80[illegible]
CPF: 092.142.868-50                 CPF: 099.543.617-74

[Stamp from the 20th Notary Office recognizing the signature of Gabriel Lourenço Gomes, dated January 21, 2014]

[Stamp from the 20th Notary Office - Edson Carvalho, [illegible]]

[Inspection Seal of the Magistrate in Charge of Administrative Matters of Rio de Janeiro - GXJ SNZ36035]

[Stamp from the 17th Notary Office recognizing the signature of Rodrigo Matos Huet de Bacellar, dated January 21, 2014]

[Stamp from the 17th Notary Office, Carolina Imbuzeiro Fontes, Clerk]

[Inspection Seal of the Magistrate in Charge of Administrative Matters or Rio de Janeiro - XPH SNY48189]

[Seal of the 39th Civil Registry Office, recognizing the signatures of Hildo Francisco Henz and Enrico Tavares Lopes, dated January 24, 2014]

[Stamp of the Civil Registry Office of Individuals of the 39th Subdistrict of Vila Madalena]

[Seal of the Notary College of Brazil numbered 1072AA396160]

[Stamp from the 39th Subdistrict of Vila Madalena, Alex Silva Cardoso, Authorized Clerk]

[Stamp from the 4th Registry of Deeds and Documents certifying that the agreement was annotated in the Observations column of Registration No. 93255 of Book B-139 on February 3, 2014 - signature]

[Inspection Seal of the Magistrate in Charge of Administrative Matters or Rio de Janeiro - NLS RVG91776]

[Stamp from the 4th Registry of Deeds and Documents of Rio de Janeiro]

[Stamp from the 4th Registry of Deeds and Documents listing Registration No. 953263, Seal Number RVG91776 RJ and dated February 3, 2014]

[Initials on all pages]